UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 5, 2014

First Security Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee

(State or Other Jurisdiction of Incorporation)

000-49747	58-2461486
(Commission File Number)	(IRS Employer Identification No.)

531 Broad Street, Chattanooga, Tennessee	37402
(Address of Principal Executive Offices)	(Zip Code)

(423) 266-2000

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

A copy of First Security's press release summarizing its financial results for the second quarter of 2014 is attached as Exhibit 99.1. Summarized financial highlights and consolidated financial statements are attached as Exhibit 99.2 and 99.3, respectively. The publication date of the press release is August 5, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Second Quarter 2014 Earnings Release dated August 5, 2014. [1]
99.2	Financial Highlights. [1]
99.3	Consolidated Balance Sheet and Consolidated Statement of Operations. [1]
[1] The information provided in the attached press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST SECURITY GROUP, INC.
Dated:    August 5, 2014

By:	/s/ John R. Haddock
Name:	John R. Haddock
Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Second Quarter 2014 Earnings Release dated August 5, 2014.
99.2	Financial Highlights
99.3	Consolidated Balance Sheet and Consolidated Statement of Operations